================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 26, 2005


                            AMB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          Delaware                       0-23182                 35-1905382
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)


  8230 Hohman Avenue, Munster, Indiana                             46321
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (219) 836-5870
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.  OTHER EVENTS

     On January 26, 2005, AMB Financial Corp. ("AMB") issued the attached press releases announcing the quarter results and cash dividend, and announcement of annual shareholders meeting

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Exhibits

           99.1    Press releases dated January 26, 2005
                   Section-906-Certification

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      AMB FINANCIAL CORPORATION



Date: January 26, 2005                By: /s/ Clement B. Knapp
                                          --------------------
                                          Clement B. Knapp, Jr.
                                          President and Chief Executive Officer


Date: January 26, 2005                By: /s/ Daniel T. Poludniak
                                          -----------------------
                                          Daniel T. Poludniak, Vice President,
                                          Treasurer and Chief Financial Officer














                                        3